CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Net income	$ 16,708	$ 17,076	$ 16,566
Other comprehensive income (loss), net of tax
Foreign currency translation adjustments, net	(697)	(1,513)	(5,469)
Unrealized gain from derivative instruments, net	0	9	0
Unrealized gain (loss) from available-for-sale securities	(11)	156	(259)
Losses reclassified into earnings from marketable securities	16	0	0
Total other comprehensive (loss), net of tax	(692)	(1,348)	(5,728)
Total comprehensive income	16,016	15,728	10,838
Comprehensive income attributable to redeemable non-controlling interests	4,211	572	51
Comprehensive income attributable to non-controlling interests	321	208	442
Comprehensive income attributable to Magic Software Enterprises' shareholders	$ 11,484	$ 14,948	$ 10,345